UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 27, 2011

TIME WARNER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15062	13-4099534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Time Warner Center, New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

212-484-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 27, 2011, Time Warner Inc. (“Time Warner”) amended its $5.0 billion senior unsecured credit facilities consisting of a $2.5 billion three-year revolving credit facility and a $2.5 billion five-year revolving credit facility pursuant to the First Amendment, dated as of September 27, 2011 (the “Amendment”), to the Credit Agreement, dated as of January 19, 2011, among Time Warner and Time Warner International Finance Limited, as borrowers, the lenders from time to time party thereto and Citibank, N.A., as administrative agent.

The Amendment changed the $2.5 billion three-year revolving credit facility to a $2.5 billion four-year revolving credit facility with a maturity date of September 27, 2015 and extended the maturity date of the $2.5 billion five-year revolving credit facility from January 19, 2016 to September 27, 2016 (the four-year revolving credit facility and the five-year revolving credit facility together are referred to as the “Revolving Credit Facilities”). The Amendment also reduced interest rates and facility fees and eliminated the reference to the percentage of commitments used under the Revolving Credit Facilities for the purpose of calculating the interest rate on borrowings under the Revolving Credit Facilities. Pursuant to the Amendment, the interest rate on borrowings and the facility fees under the Revolving Credit Facilities are based on the credit rating for Time Warner’s senior unsecured debt. Based on the credit rating as of September 27, 2011, (a) the interest rate on borrowings under the four-year revolving credit facility would be LIBOR (TIBOR in the case of yen borrowings) plus 1.100% per year and the facility fee is 0.150% per year and (b) the interest rate on borrowings under the five-year revolving credit facility would be LIBOR (TIBOR in the case of yen borrowings) plus 1.075% per year and the facility fee is 0.175% per year. As of September 27, 2011, there were no borrowings outstanding under the Revolving Credit Facilities.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

99.1

First Amendment, dated as of September 27, 2011, to the Credit Agreement, dated as of January 19, 2011, among Time Warner and Time Warner International Finance Limited, as borrowers, the lenders party thereto and Citibank, N.A., as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER INC.

By:	/s/ Pascal Desroches
	Name:	Pascal Desroches
	Title:	Senior Vice President and Controller

Date:    September 27, 2011

EXHIBIT INDEX

Exhibit	Description

99.1

First Amendment, dated as of September 27, 2011, to the Credit Agreement, dated as of January 19, 2011, among Time Warner and Time Warner International Finance Limited, as borrowers, the lenders party thereto and Citibank, N.A., as administrative agent.